                                  Exhibit 10.2

                           Redraw Facility Agreement

                                       Series 2002-1G WST Trust Redraw Facility
                                                                      Agreement





                                      Westpac Securities Administration Limited
                                                                      (Trustee)

                                                    Westpac Banking Corporation
                                                     (Redraw Facility Provider)

                                  Westpac Securitisation Management Pty Limited
                                                                (Trust Manager)





                                                         Allens Arthur Robinson
                                                              The Chifley Tower
                                                               2 Chifley Square
                                                                Sydney NSW 2000
                                                                      Australia
                                                           Tel  61  2 9230 4000
                                                           Fax  61  2 9230 5333



                                      (C) Copyright Allens Arthur Robinson 2000

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Series 2002-1G WST Trust Redraw Facility
Agreement                                                 Allens Arthur Robinson
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Table of Contents

1.    Definitions and Interpretation                                          1
      1.1   Definitions                                                       1
      1.2   Master Trust Deed definitions                                     3
      1.3   Interpretation                                                    3
      1.4   Determination, statement and certificate sufficient evidence      3
      1.5   Transaction Document                                              3
      1.6   Limited to Trust                                                  3

2.    Purpose                                                                 4

3.    Drawings                                                                4
      3.1   Redraw Advance                                                    4
      3.2   Making of Redraw Advances                                         4

4.    Fees                                                                    5
      4.1   Availability fee                                                  5
      4.2   Draw Fee                                                          5
      4.3   Capitalisation                                                    5

5.    Cancellation of Redraw Limit                                            6
      5.1   During Term                                                       6
      5.2   At end of Term                                                    6
      5.3   Cancellation by Redraw Facility Provider                          6

6.    Repayment                                                               6
      6.1   Repayment of Redraw Advances                                      6
      6.2   Final repayment                                                   7

7.    Prepayments                                                             7
      7.1   Voluntary prepayments                                             7
      7.2   Draw Fee                                                          7
      7.3   Limitation on prepayments                                         7

8.    Payments                                                                7
      8.1   Manner                                                            7
      8.2   Payment to be made on Business Day                                7
      8.3   Appropriation where insufficient moneys available                 8

9.    Changes in Law                                                          8
      9.1   Additional payments                                               8
      9.2   Minimisation                                                      9
      9.3   Survival                                                          9

10.   Conditions Precedent                                                    9
      10.1  Conditions precedent to initial Drawdown Notice                   9
      10.2  Conditions precedent to each Redraw Advance                       9

11.   Representations and Warranties                                         10
      11.1  Representations and warranties                                   10
      11.2  Reliance on representations and warranties                       12

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Series 2002-1G WST Trust Redraw Facility
Agreement                                                 Allens Arthur Robinson
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12.   Undertakings                                                           12
      12.1  General undertakings                                             12
      12.2  Undertakings relating to Trust                                   13
      12.3  Term of undertakings                                             13

13.   Events of Default                                                      13
      13.1  Events of Default                                                13
      13.2  Consequences                                                     14

14.   Control Accounts                                                       14

15.   Waivers, Remedies Cumulative                                           14

16.   Severability of Provisions                                             14

17.   Survival of Representations                                            14

18.   Indemnity and Reimbursement Obligation                                 14

19.   Moratorium Legislation                                                 15

20.   Consents and Opinions                                                  15

21.   Assignments                                                            15

22.   Notices                                                                15

23.   Authorised Signatories                                                 16

24.   Governing Law and Jurisdiction                                         16

25.   Counterparts                                                           16

26.   Acknowledgement by Trustee                                             16

27.   Limited Recourse                                                       16
      27.1  General                                                          16
      27.2  Liability of Trustee limited to its right to indemnity           16
      27.3  Unrestricted remedies                                            17
      27.4  Restricted remedies                                              18

28.   Redraw Facility Provider's Obligations                                 18

29.   Successor Trustee                                                      18

ANNEXURE A                                                                   21
      DRAWDOWN NOTICE                                                        21

ANNEXURE B                                                                   22
      VERIFICATION CERTIFICATE                                               22

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Series 2002-1G WST Trust Redraw Facility
Agreement                                                 Allens Arthur Robinson
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         |
Date     |                              12 March 2002
---------|
         |
         |
Parties  |
---------|
         |
     1.  |  Westpac Securities Administration Limited (ABN 77 000 049 472)
         | incorporated in New South Wales of Level 4, 50 Pitt Street, Sydney, | New South Wales as Trustee of the Series 2002-1G WST Trust (the
         |   Trustee);
         |
     2. | Westpac Banking Corporation (ABN 33 007 457 141) incorporated in New | South Wales of 60 Martin Place, Sydney, New South Wales (the Redraw | Facility Provider); and
         |
     3.  |  Westpac Securitisation Management Pty Limited (ABN 73 081 709 211)
         |  incorporated in the Australian Capital Territory, of Level 25, 60
         |  Martin Place, Sydney, New South Wales (the Trust Manager).
         |
         |
Recitals |
---------|
         |
         |  The Trustee has requested the Redraw Facility Provider to provide
         |  the Trustee with a redraw facility under which loans of up to an
         |  aggregate amount of $35,000,000 may be made available to the
         |  Trustee.
         |
--------------------------------------------------------------------------------

IT IS AGREED as follows.

1.    Definitions and Interpretation
--------------------------------------------------------------------------------

1.1   Definitions

      In this agreement the following definitions apply unless the context requires otherwise, or unless otherwise defined.

      Available Redraw Amount means at any time the greater of:

      (a)   the Redraw Limit at the time less:

            (i)    the Principal Outstanding at that time;

            (ii)   the Carryover Redraw Charge Offs at that time; and

      (b)   zero.

      Bank Bill Rate has the meaning given in the Series Notice, but on the first Reset Date of any Redraw Advance the Bank Bill Rate shall be an interpolated rate calculated with reference to the tenor of the period from that Reset Date to (but not including) the next Reset Date.

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      Drawdown Date means, in relation to a Redraw Advance, the Payment Date on which the Redraw Advance is or is to be made under this agreement.

      Drawdown Notice means a notice under clause 3.1.

      Event of Default means any of the events specified in clause 13.

      Final Repayment Date means the date on which the Term ends.

      Master Trust Deed means the deed entitled "Master Trust Deed" between the Trustee and The Mortgage Company Pty Limited dated 14 February 1997.

      Principal Outstanding means, at any time, the total principal amount of all outstanding Redraw Advances at that time less the Carryover Redraw Charge Offs at that time.

      Redraw Advance means any advance made or to be made under this agreement.

      Redraw Limit means $35,000,000 or any other amount as agreed in writing between the Redraw Facility Provider, the Trustee and the Trust Manager, as reduced or cancelled under this agreement, provided that the Redraw Limit may not be increased unless the Designated Rating Agency for each Class of Notes has confirmed in writing that the increase would not result in a downgrading of the rating given to any Note of the relevant Class or the withdrawal of the rating of any Note of the relevant Class.

      Reset Date means in relation to a Redraw Advance:

      (a)   the Drawdown Date for that Redraw Advance; and

      (b)   each Payment Date while that Redraw Advance is outstanding.

      Series Notice means the Series Notice issued by the Trust Manager under the Master Trust Deed on or about the date of this agreement.

      Term means the period commencing on the date of this agreement and expiring on the earliest of:

      (a) the date which is one month after the Notes have been redeemed in full in accordance with the Master Trust Deed and the Series Notice;

      (b)   the date declared by the Redraw Facility Provider under clause
            13.2(b);

      (c) the date on which the Trustee enters into a redraw facility to replace this agreement with any other person to enable it to fund Redraw Shortfalls;

      (d) at the election of the Redraw Facility Provider, the date on which Westpac Securitisation Management Pty Limited retires or is removed as Trust Manager under the Master Trust Deed;

      (e) the date on which the Redraw Limit is cancelled in full by the Trustee under clause 5.1;

      (f)   the date which is one year after the Maturity Date; and

      (g) the date on which the Redraw Limit is cancelled in full by the Redraw Facility Provider under clause 5.3.

      Trust means the Series 2002-1G WST Trust constituted under the Master Trust Deed on the terms of the Series Notice.

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      Trust Document means:

      (a)   this agreement;

      (b)   the Master Trust Deed;

      (c)   the Notice of Creation of Trust;

      (d)   the Series Notice;

      (e)   the Note Trust Deed;

      (f)   the Agency Agreement;

      (g)   the Security Trust Deed; and

      (h)   the Servicing Agreement.

      Trustee means the trustee of the Trust at the date of this agreement or any person which becomes a successor trustee under clause 24 of the Master Trust Deed.

1.2   Master Trust Deed definitions

      Words and expressions which are defined in the Master Trust Deed (as amended by the Series Notice) and the Series Notice (including in each case by reference to another agreement) have the same meanings when used in this agreement, unless the context otherwise requires or unless otherwise defined in this agreement.

1.3   Interpretation

      Clause 1.2 of the Master Trust Deed applies to this agreement as if set out in full, except that references to this deed are references to this agreement and:

      (a) a reference to an asset includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

      (b) an Event of Default subsists until it has been waived in writing by the Redraw Facility Provider; and

      (c) a reference to an amount for which a person is contingently liable includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise.

1.4   Determination, statement and certificate sufficient evidence

      Except where otherwise provided in this agreement any determination, statement or certificate by the Redraw Facility Provider or an Authorised Signatory of the Redraw Facility Provider provided for in this agreement is sufficient evidence unless proven wrong.

1.5   Transaction Document

      This agreement is a Transaction Document for the purposes of the Master Trust Deed.

1.6   Limited to Trust

      The rights and obligations of the parties under this agreement relate only to the Trust, and do not relate to any other Trust (as defined in the Master Trust Deed). Without limitation,

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      the Redraw Facility Provider has no obligation under this agreement to provide financial accommodation to the Trustee as trustee of any other such Trust.

2.    Purpose
--------------------------------------------------------------------------------

      The Trust Manager directs to the Trustee to, and the Trustee shall, apply the proceeds of each Redraw Advance to fund Redraw Shortfalls in relation to the Trust by paying it to Westpac in accordance with clause 6.3 of the Series Notice, and for no other purpose.

3.    Drawings
--------------------------------------------------------------------------------

3.1   Redraw Advance

      (a) Subject to this agreement, if on any Determination Date the Trust Manager determines that there is a Redraw Shortfall in relation to the Collection Period ending immediately prior to that Determination Date the Trust Manager must, and the Trustee shall (subject to this agreement and the Series Notice), direct the Trustee to request a Redraw Advance by giving to the Redraw Facility Provider a Drawdown Notice.

      (b)   A Drawdown Notice must be:

            (i)    in writing;

            (ii)   in or substantially in the form of Annexure A;

            (iii)  signed by the Trustee; and

            (iv) given not later than 11.00 am (Sydney time) on the Remittance Date following that Collection Period.

      (c)   The amount requested in a Drawdown Notice must be the lesser of:

            (i)    the relevant Redraw Shortfall; and

            (ii) the Available Redraw Amount at that time (but assuming the repayment of all Redraw Advances due to be repaid on or before the relevant Drawdown Date).

3.2   Making of Redraw Advances

      (a) Subject to the terms of this agreement, a Redraw Advance requested in a Drawdown Notice shall be made available by the Redraw Facility Provider paying the proceeds of that Redraw Advance to Westpac.

      (b) The Redraw Facility Provider is not obliged to provide a Redraw Advance to the extent that the aggregate of Principal Outstanding and the Carryover Redraw Charge Offs would exceed the Redraw Limit.

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Agreement                                                 Allens Arthur Robinson
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4.    Fees
--------------------------------------------------------------------------------

4.1   Availability fee

      (a) An availability fee accrues at 0.07% per annum on the daily amount of the Available Redraw Amount (if any) due from day to day from the date of this agreement.

      (b) The availability fee is calculated on the actual number of days elapsed and a year of 365 days.

      (c) The Trust Manager directs the Trustee to, and the Trustee shall, pay to the Redraw Facility Provider any accrued availability fee in arrears on:

            (i)    each Payment Date; and

            (ii)   at the end of the Term.

4.2   Draw Fee

      (a) A draw fee accrues due from day to day on the daily amount of each Redraw Advance at the following rates:

            (i) the sum of 0.18% per annum and the Bank Bill Rate calculated as of that date (if that date is a Reset Date) or (otherwise) the Reset Date immediately before that date, if the Redraw Advance has been outstanding for less than 12 months; and

            (ii) the sum of 0.30% per annum and the Bank Bill Rate calculated as of that date (if that date is a Reset Date) or (otherwise) the Reset Date immediately before that date, if the Redraw Advance has been outstanding for 12 months or more.

      (b) Each draw fee is calculated on the actual number of days elapsed and a year of 365 days.

      (c) The Trust Manager directs the Trustee to, and the Trustee shall, pay to the Redraw Facility Provider any accrued draw fee in arrears on:

            (i)    each Payment Date; and

            (ii)   at the end of the Term.

      (d) The Bank Bill Rate as at any date will be the Bank Bill Rate determined:

            (i)    if that date is a Payment Date, on that Payment Date; and

            (ii) on any other date, on the Payment Date immediately preceding that date.

4.3   Capitalisation

      Any draw fee payable under this clause 4 which is not paid when due will immediately be capitalised. The draw fee is payable on any capitalised amount at the rate and in the manner referred to in this clause 4, even if the Term has expired.

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4.4   GST

      Neither the Availability Fee nor the draw margin specified in this clause 4 are to be increased by reference to any goods and services tax unless:

      (a) the Trustee, the Trust Manager and the Redraw Facility Provider otherwise agree (that agreement not to be unreasonably withheld); and

      (b) the increase will not result in a downgrading or withdrawal of the rating of any Notes.

5.    Cancellation of Redraw Limit
--------------------------------------------------------------------------------

5.1   During Term

      (a) On giving not less than 5 Business Days irrevocable notice to the Redraw Facility Provider the Trustee may cancel all or part of the Redraw Limit during the Term.

      (b) A partial cancellation must be in a minimum of $100,000 and a whole multiple of $10,000 unless the Redraw Facility Provider agrees otherwise.

5.2   At end of Term

      At the close of business (Sydney time) on the last day of the Term the Redraw Limit will be cancelled.

5.3   Cancellation by Redraw Facility Provider

      (a) The Redraw Facility Provider may cancel all or part of the Redraw Limit during the Term immediately on giving notice to the Trustee and the Trust Manager. The Redraw Limit shall be reduced by the amount of that cancellation on that notice.

      (b) On each Payment Date following that cancellation, the Trustee shall pay to the Redraw Facility Provider the lesser of:

            (i) an amount equal to the Principal Outstanding at that Payment Date less the Redraw Limit at that Payment Date (if positive); and

            (ii) any amount available for distribution to the Redraw Facility Provider under clauses 6.10(a)(v) and 6.13(a)(ii) of the Series Notice.

      (c) Repayments under paragraph (b) will be applied against Redraw Advances in chronological order of their Drawdown Dates.

      (d) This clause does not affect the Redraw Facility Provider's rights under clause 13 of this agreement or under clause 6.11(a)(ii)(D) of the Series Notice.

6.    Repayment
--------------------------------------------------------------------------------

6.1   Repayment of Redraw Advances

      The Trustee shall repay the Principal Outstanding on each Payment Date and at the end of the Term, to the extent that amounts are available for that purpose under clause 6.13(a)(ii)

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Agreement                                                 Allens Arthur Robinson
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      of the Series Notice. Those repayments will be applied against Redraw
      Advances in chronological order of their Drawdown Dates.

6.2   Final repayment

      If following the Final Repayment Date, any Principal Outstanding or Carryover Redraw Charge Off has not been repaid after the distribution of all Assets of the Trust in accordance with the Series Notice, that Principal Outstanding or Carryover Redraw Charge Off will be cancelled and the Trustee will have no further obligation to pay that amount under this agreement.

7.    Prepayments
--------------------------------------------------------------------------------

7.1   Voluntary prepayments

      The Trustee may prepay all or part of the Principal Outstanding with the consent of the Redraw Facility Provider and on at least 5 Business Days' notice. The Trustee shall prepay in accordance with that notice.

7.2   Draw Fee

      When the Trustee prepays any amount of the Principal Outstanding, it shall also pay any draw fee accrued on that amount.

7.3   Limitation on prepayments

      The Trustee may not prepay all or any part of the Principal Outstanding except as set out in this agreement.

8.    Payments
--------------------------------------------------------------------------------

8.1   Manner

      The Trustee shall make all payments under this agreement:

      (a) by cheque, electronic funds transfer or other agreed method to the Redraw Facility Provider at its address for service of notices or by transfer of immediately available funds to the account specified by the Redraw Facility Provider and, in either case, by 4.00 pm (Sydney time) on the due date; and

      (b) without set-off, counterclaim or other deduction, except any compulsory deduction for Tax; and

      (c) in accordance with the directions of the Trust Manager, Master Trust Deed and the Series Notice.

8.2   Payment to be made on Business Day

      If any payment is due on a day which is not a Business Day, the due date will be the next Business Day.

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Agreement                                                 Allens Arthur Robinson
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8.3   Appropriation where insufficient moneys available

      Subject to any express provision of this agreement, the Redraw Facility Provider may appropriate amounts it receives as between principal, draw fees, interest and other amounts then payable as it sees fit. This will override any appropriation made by the Trustee.

9.    Changes in Law
--------------------------------------------------------------------------------

9.1   Additional payments

      Whenever the Redraw Facility Provider determines that:

      (a) the effective cost to the Redraw Facility Provider of making, funding or maintaining any Redraw Advance or the Redraw Limit is increased in any way;

      (b) any amount paid or payable to the Redraw Facility Provider or received or receivable by the Redraw Facility Provider, or the effective return to the Redraw Facility Provider, under or in respect of this agreement is reduced in any way;

      (c) the return of the Redraw Facility Provider on the capital which is or becomes directly or indirectly allocated by the Redraw Facility Provider to any Redraw Advance or the Redraw Limit is reduced in any way; or

      (d) to the extent any relevant law, official directive or request relates to or affects the Redraw Limit, any Redraw Advance or this agreement, the overall return on capital of the Redraw Facility Provider or any of its holding companies is reduced in any way, as a result of any change in, any making of or any change in the interpretation or application by any Government Agency of, any law, official directive or request, then:

      (e) (when it has calculated the effect of the above and the amount to be charged to the Trustee under this clause) the Redraw Facility Provider shall promptly notify the Trust Manager and the Trustee; and

      (f) on the following Payment Date from time to time the Trustee shall, subject to clause 6 of the Series Notice, pay for the account of the Redraw Facility Provider the amount certified by an Authorised Signatory of the Redraw Facility Provider to be necessary to compensate the Redraw Facility Provider for the increased cost or the reduction (from the date of the notice).

      Without limiting the above in any way, this clause applies:

      (g) to any law, official directive or request with respect to Taxation (other than any Tax on the net income of any person) or reserve, liquidity, capital adequacy, special deposit or similar requirements;

      (h) to official directives or requests which do not have the force of law where it is the practice of responsible bankers or financial institutions in the country concerned to comply with them; and

      (i) where the increased cost or the reduction arises because the Redraw Facility Provider is restricted in its capacity to enter other transactions, is required to make

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            a payment, or forgoes or earns reduced interest or other return on any capital or on any sum calculated by reference in any way to the amount of any Redraw Advance, the Redraw Limit or to any other amount paid or payable or received or receivable under this agreement or allocates capital to any such sum.

9.2   Minimisation

      (a) (No defence) If the Redraw Facility Provider has acted in good faith it will not be a defence that any cost, reduction or payment referred to in this clause could have been avoided.

      (b) (Minimisation) The Redraw Facility Provider shall use reasonable endeavours to minimise any cost, reduction or payment referred to in this clause.

9.3   Survival

      This clause survives the repayment of any relevant Redraw Advance and the termination of this agreement.

10.   Conditions Precedent
--------------------------------------------------------------------------------

10.1  Conditions precedent to initial Drawdown Notice

      The right of the Trustee to give the initial Drawdown Notice and the obligations of the Redraw Facility Provider under this agreement are subject to the condition precedent that the Redraw Facility Provider receives all of the following in form and substance satisfactory to the Redraw Facility Provider:

      (a) (verification certificate) a certificate in relation to the Trustee given by a director of the Trustee substantially in the form of Annexure B with the attachments referred to and dated not earlier than 14 days before the first Drawdown Date;

      (b) (Trust Documents) a certified copy of each duly executed and (where relevant) stamped Trust Document;

      (c) (Master Trust Deed conditions precedent) evidence that the conditions precedent referred to in clause 13 of the Master Trust Deed have been satisfied;

      (d) (Security Trust Deed) evidence that the Security Trust Deed has been or will be registered with each relevant Governmental Agency free from all prior Security Interests and third party rights and interests; and

      (e)   (Notes) evidence that the Notes have been issued.

10.2  Conditions precedent to each Redraw Advance

      The obligations of the Redraw Facility Provider to make available each Redraw Advance are subject to the further conditions precedent that:

      (a) (no default) no Event of Default subsists at the date of the relevant Drawdown Notice and the relevant Drawdown Date or will result from the provision of the Redraw Advance; and

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      (b)   (representations true) the representations and warranties by the
            Trustee in this agreement are true as at the date of the relevant Drawdown Notice and the relevant Drawdown Date as though they had been made at that date in respect of the facts and circumstances then subsisting.

11.   Representations and Warranties
--------------------------------------------------------------------------------

11.1  Representations and warranties

      The Trustee (in its capacity as trustee of the Trust) makes the following representations and warranties (so far as they relate to the Trust).

      (a) (Status) It is a corporation validly existing under the laws of the place of its incorporation specified in this agreement.

      (b) (Power) It has the power to enter into and perform its obligations under the Trust Documents to which it is expressed to be a party, to carry out the transactions contemplated by those documents and to carry on its business as now conducted or contemplated.

      (c) (Corporate authorisations) It has taken all necessary corporate action to authorise the entry into and performance of the Trust Documents to which it is expressed to be a party, and to carry out the transactions contemplated by those documents.

      (d) (Documents binding) Each Trust Document to which it is expressed to be a party is its valid and binding obligation enforceable in accordance with its terms, subject to any necessary stamping and registration and to laws, defences and principles of equity generally affecting creditors' rights.

      (e) (Transactions permitted) The execution and performance by it of the Trust Documents to which it is expressed to be a party and each transaction contemplated under those documents do not violate in any respect a provision of:

            (i) a law or treaty or a judgment, ruling, order or decree of a Government Body binding on it;

            (ii)   its constitution or other constituent documents; or

            (iii) any other document or agreement which is binding on it or its assets,

            and, except as provided by the Trust Documents, did not and will not:

            (iv)   create or impose a Security Interest on any of its assets; or

            (v) allow a person to accelerate or cancel an obligation with respect to any indebtedness in respect of financial accommodation, or constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under an agreement relating to any such indebtedness, whether immediately or after notice or lapse of time or both.

      (f) (Authorisations) Each Authorisation which is required in relation to:

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            (i)    the execution, delivery and performance by it of the Trust
                   Documents to which it is expressed to be a party and the transactions contemplated by those documents;

            (ii)   the validity and enforceability of those documents; and

            (iii) its business as now conducted or contemplated and which is material,

            has been obtained or effected. Each is in full force and effect. It has complied with each of them. It has paid all applicable fees for each of them.

      (g) (No misrepresentation) All information provided by it to the Redraw Facility Provider is true in all material respects at the date of this agreement or, if later, when provided.

      (h) (Agreements disclosed) Each document or agreement to which it is a party and which is material to the Trust Documents or which has the effect of varying a Trust Document has been disclosed to the Redraw Facility Provider in writing.

      (i) (Trust) The Trust has been validly created and is in existence at the date of this agreement.

      (j)   (Trust power) It is empowered by the Master Trust Deed:

            (i) to enter into and perform the Trust Documents to which it is expressed to be a party and to carry on the transactions contemplated by those documents; and

            (ii) to carry on the business of the Trust and to own Assets of the Trust,

            in its capacity as trustee of the Trust. There is no restriction on or condition of its doing so.

      (k) (Trust authorisations) All necessary resolutions have been duly passed and all consents, approvals and other procedural matters have been obtained or attended to as required by the Master Trust Deed for it to enter into and perform the Trust Documents to which it is expressed to be a party.

      (l) (Sole trustee) It has been validly appointed as trustee of the Trust and is the sole trustee of the Trust.

      (m) (Removal) No notice has been given to it, and so far as it is aware no resolution has been passed or direction or notice has been given removing it as trustee of the Trust.

      (n) (No resettlement) Other than as permitted by the Trust Documents, it has not taken any action that will cause the property of the Trust to be re-settled, set aside or transferred to any other trust.

      (o) (No termination) It has not taken any action that will cause the Trust to be terminated, nor has it taken any action that will result in the vesting of the Assets of the Trust.

      (p) (Right of indemnity) It has not taken any action which will limit its right of indemnity out of, and lien over, the Assets of the Trust.

--------------------------------------------------------------------------------
                                                                         Page 11

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Agreement                                                 Allens Arthur Robinson
--------------------------------------------------------------------------------


      (q) (Compliance with Master Trust Deed) It has complied with its obligations and duties under the Master Trust Deed, the Series Notice and (to the best of its knowledge and belief) at law. No one has alleged that it has not so complied.

11.2  Reliance on representations and warranties

      The Trustee acknowledges that the Redraw Facility Provider has entered the Trust Documents in reliance on the representations and warranties in this clause.

12.   Undertakings
--------------------------------------------------------------------------------

12.1  General undertakings

      Each of the Trustee and the Trust Manager undertake to the Redraw Facility Provider as follows in relation to the Trust, except to the extent that the Redraw Facility Provider consents.

      (a) (Authorisations) It will ensure that each Authorisation required for:

            (i) the execution, delivery and performance by it of the Trust Documents to which it is expressed to be a party and the transactions contemplated by those documents;

            (ii)   the validity and enforceability of those documents; and

            (iii) the carrying on by it of its business as now conducted or contemplated,

            is obtained and promptly renewed and maintained in full force and effect. It will pay all applicable fees for them. It will provide copies promptly to the Redraw Facility Provider when they are obtained or renewed.

      (b) (Negative pledge) It will not create or allow to exist a Security Interest over the Assets of the Trust other than:

            (i)    under the Trust Documents; or

            (ii) a lien arising by operation of law in the ordinary course of day-to-day trading and not securing indebtedness in respect of financial accommodation where it duly pays the indebtedness secured by that lien other than indebtedness contested in good faith.

      (c) (Comply with obligations) It will duly and punctually comply with its obligations under the Trust Documents.

      (d) (Notice to Redraw Facility Provider) It will notify the Redraw Facility Provider as soon as it becomes aware of:

            (i)    any Event of Default; and

            (ii) any proposal by a Government Agency to acquire compulsorily any Assets of the Trust.

--------------------------------------------------------------------------------
                                                                         Page 12

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Series 2002-1G WST Trust Redraw Facility
Agreement                                                 Allens Arthur Robinson
--------------------------------------------------------------------------------


12.2  Undertakings relating to Trust

      The Trustee, as trustee of the Trust, undertakes to the Redraw Facility Provider as follows, except to the extent that the Redraw Facility Provider consents.

      (a) (Amendment to Master Trust Deed) It will not consent to any amendment to the Master Trust Deed, the Series Notice or any other Trust Document would change:

            (i) the basis upon which the amount of any Redraw Advance to be made is calculated;

            (ii)   the entitlement of the Trustee to request any Redraw Advance;
                   or

            (iii) the basis of calculation or order of application of any amount to be paid or applied under clause 6 of the Series Notice.

      (b) (Resettlement) It will not take any action that will result in a resettlement, setting aside or transfer of any asset of the Trust other than a transfer which complies with the Master Trust Deed, the Series Notice and the other Trust Documents.

      (c) (No additional trustee) It will act continuously as trustee of the Trust in accordance with the Master Trust Deed until the Trust has been terminated or until it has retired or been removed in accordance with the Master Trust Deed.

12.3  Term of undertakings

      Each undertaking in this clause continues from the date of this agreement until all moneys actually or contingently owing under this agreement are fully and finally repaid.

13.   Events of Default
--------------------------------------------------------------------------------

13.1  Events of Default

      Each of the following is an Event of Default (whether or not it is in the control of the Trustee).

      (a) (Payments) An amount is available for payment under clause 6 and the Trustee does not pay that amount within 10 Business Days of its due date.

      (b)   (Insolvency Event) An Insolvency Event occurs:

            (i) in relation to the Trust (as if it was a relevant corporation for the purposes of the definition of Insolvency Event); or

            (ii) in relation to the Trustee, and a successor trustee of the Trust is not appointed within 30 days of that Insolvency Event.

      (c)   (Termination Date) The Termination Date occurs in relation to the
            Trust.

      (d) (Enforcement of Security Trust Deed) An Event of Default (as defined in the Security Trust Deed) occurs and any action is taken to enforce the Security Interest under the Security Trust Deed over the Assets of the Trust (including appointing a receiver or receiver and manager or selling any of those Assets).

--------------------------------------------------------------------------------
                                                                         Page 13

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Series 2002-1G WST Trust Redraw Facility
Agreement                                                 Allens Arthur Robinson
--------------------------------------------------------------------------------


13.2  Consequences

      In addition to any other rights provided by law or any Trust Document, at any time after an Event of Default (whether or not it is continuing) the Redraw Facility Provider may do all or any of the following:

      (a) by notice to the Trustee and the Trust Manager declare all moneys actually or contingently owing under this agreement immediately due and payable, and the Trustee will immediately pay the Principal Outstanding together with accrued interest and fees and all such other moneys; and

      (b) by notice to the Trustee and the Trust Manager cancel the Redraw Limit with effect from any date specified in that notice.

14.   Control Accounts
--------------------------------------------------------------------------------

      The accounts kept by the Redraw Facility Provider constitute sufficient evidence, unless proven wrong, of the amount at any time due from the Trustee under this agreement.

15.   Waivers, Remedies Cumulative
--------------------------------------------------------------------------------

      (a) No failure to exercise and no delay in exercising any right, power or remedy under this agreement operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

      (b) The rights, powers and remedies provided to the Redraw Facility Provider in this agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

16.   Severability of Provisions
--------------------------------------------------------------------------------

      Any provision of this agreement which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

17.   Survival of Representations
--------------------------------------------------------------------------------

      All representations and warranties in this agreement survive the execution and delivery of this agreement and the provision of advances and accommodation.

18.   Indemnity and Reimbursement Obligation
--------------------------------------------------------------------------------

      Unless stated otherwise, each indemnity, reimbursement or similar obligation in this agreement:

      (a)   is a continuing obligation;

--------------------------------------------------------------------------------
                                                                         Page 14

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Series 2002-1G WST Trust Redraw Facility
Agreement                                                 Allens Arthur Robinson
--------------------------------------------------------------------------------


      (b)   is a separate and independent obligation;

      (c)   is payable on demand; and

      (d)   survives termination or discharge of this agreement.

19.   Moratorium Legislation
--------------------------------------------------------------------------------

      To the full extent permitted by law, all legislation which at any time directly or indirectly:

      (a) lessens, varies or affects in favour of the Trustee any obligation under a Trust Document; or

      (b) delays, prevents or prejudicially affects the exercise by the Redraw Facility Provider of any right, power or remedy conferred by this agreement,

      is excluded from this agreement.

20.   Consents and Opinions
--------------------------------------------------------------------------------

      Except where expressly stated the Redraw Facility Provider may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, may form opinions, and may exercise its rights, powers and remedies, at its absolute discretion.

21.   Assignments
--------------------------------------------------------------------------------

      Neither party may assign or transfer any of its rights or obligations under this agreement without the prior written consent of the other party, or if the rating of the Notes would be withdrawn or reduced as a result of the assignment.

22.   Notices
--------------------------------------------------------------------------------

      All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this agreement:

      (a)   must be in writing;

      (b)   must be signed by an Authorised Signatory of the sender; and

      (c)   will be taken to be duly given or made:

            (i) (in the case of delivery in person or by post) when delivered, received or left at the address of the recipient shown in this agreement or to any other address which it may have notified the sender;

            (ii) (in the case of facsimile transmission) on receipt of a transmission report confirming successful transmission; and

            (iii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission,

            but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4.00 pm (local time),

--------------------------------------------------------------------------------
                                                                         Page 15

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Series 2002-1G WST Trust Redraw Facility
Agreement                                                 Allens Arthur Robinson
--------------------------------------------------------------------------------


            it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

23.   Authorised Signatories
--------------------------------------------------------------------------------

      The Trustee irrevocably authorises the Redraw Facility Provider to rely on a certificate by persons purporting to be its directors and/or secretaries as to the identity and signatures of its Authorised Signatories. The Trustee warrants that those persons have been authorised to give notices and communications under or in connection with this agreement.

24.   Governing Law and Jurisdiction
--------------------------------------------------------------------------------

      This agreement is governed by the laws of New South Wales. The Trustee submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

25.   Counterparts
--------------------------------------------------------------------------------

      This agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

26.   Acknowledgement by Trustee
--------------------------------------------------------------------------------

      The Trustee confirms that:

      (a) it has not entered into this agreement in reliance on, or as a result of, any statement or conduct of any kind of or on behalf of the Redraw Facility Provider (including any advice, warranty, representation or undertaking); and

      (b) the Redraw Facility Provider is not obliged to do anything (including disclose anything or give advice),

      except as expressly set out in this agreement.

27.   Limited Recourse
--------------------------------------------------------------------------------

27.1  General

      Clause 33 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Trust Manager under this agreement.

27.2  Liability of Trustee limited to its right to indemnity

      (a) The Trustee enters into this agreement only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with this agreement or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of property of the Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this agreement and extends to all liabilities

--------------------------------------------------------------------------------
                                                                         Page 16

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Series 2002-1G WST Trust Redraw Facility
Agreement                                                 Allens Arthur Robinson
--------------------------------------------------------------------------------


            and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement or the Trust.

      (b) The parties other than the Trustee may not sue the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee.

      (c) The provisions of this clause 27 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets of the Trust as a result of the Trustee's fraud, negligence or breach of trust.

      (d) It is acknowledged that the Trust Manager, the Servicer, the Currency Swap Providers, the Note Trustee, the Principal Paying Agent, the other Paying Agents and the Agent Bank (each a Relevant Party) are responsible under this agreement and the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or breach of trust of the Trustee for the purpose of sub-paragraph (c) to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Trustee and for whom the Trustee is responsible under this agreement or the relevant Transaction Documents, but excluding any Relevant Party) to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Trustee and for whom the Trustee is responsible under this agreement or the relevant Transaction Documents, but excluding any Relevant Party).

      (e) No attorney, agent, receiver or receiver and manager appointed in accordance with this agreement or any other Transaction Documents (including a Relevant Party) has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or breach of trust of the Trustee for the purpose of sub-paragraph (c), if the Trustee has exercised reasonable care in the selection and supervision of such a person.

27.3  Unrestricted remedies

      Nothing in clause 27.2 limits the Redraw Facility Provider in:

      (a) obtaining an injunction or other order to restrain any breach of this agreement by any party;

      (b)   obtaining declaratory relief; or

--------------------------------------------------------------------------------
                                                                         Page 17

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Series 2002-1G WST Trust Redraw Facility
Agreement                                                 Allens Arthur Robinson
--------------------------------------------------------------------------------


      (c)   in relation to its rights under the Security Trust Deed.

27.4  Restricted remedies

      Except as provided in clause 27.3, the Redraw Facility Provider shall not:

      (a) (judgment) obtain a judgment for the payment of money or damages by the Trustee;

      (b) (statutory demand) issue any demand under s459E(1) of the Corporations Act (or any analogous provision under any other law) against the Trustee;

      (c)   (winding up) apply for the winding up or dissolution of the Trustee;

      (d) (execution) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;

      (e) (court appointed receiver) apply for the appointment by a court of a receiver to any of the assets of the Trustee;

      (f) (set-off or counterclaim) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

      (g) (administrator) appoint, or agree to the appointment, of any administrator to the Trustee,

      or take proceedings for any of the above and the Redraw Facility Provider waives its rights to make those applications and take those proceedings.

28.   Redraw Facility Provider's Obligations
--------------------------------------------------------------------------------

      The Trustee shall have no recourse to the Redraw Facility Provider in relation to this agreement beyond its terms, and the Redraw Facility Provider's obligations under this agreement are separate from, and independent to, any obligations the Redraw Facility Provider may have to the Trustee for any other reason (including under any other Trust Document).

29.   Successor Trustee
--------------------------------------------------------------------------------

      The Redraw Facility Provider shall do all things reasonably necessary to enable any successor Trustee appointed under clause 24 of the Master Trust Deed to become the Trustee under this agreement.



EXECUTED in Sydney.



Each attorney executing this agreement states that he has no notice of revocation or suspension of his power of attorney.



--------------------------------------------------------------------------------
                                                                         Page 18

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Series 2002-1G WST Trust Redraw Facility
Agreement                                                 Allens Arthur Robinson
--------------------------------------------------------------------------------



SIGNED on behalf of               )
WESTPAC SECURITIES ADMINISTRATION )
LIMITED                           )
by its attorney                   )
in the presence of:               )  /s/ Robert George Hamilton
                                     -------------------------------
                                     Signature

/s/ Stuart Lawrance                  Robert George Hamilton
-----------------------------------  -------------------------------
Witness                              Print name

Stuart Lawrance
-----------------------------------
Print name




SIGNED on behalf of               )
WESTPAC BANKING CORPORATION       )
by its attorney                   )
in the presence of:               )  /s/ G.P.D. Rennie
                                     -------------------------------
                                     Signature

/s/ Stuart Lawrance                  G.P.D. Rennie
-----------------------------------  -------------------------------
Witness                              Print name

Stuart Lawrance                      /s/ Sonya Jenkins
-----------------------------------  -------------------------------
Print name                           Signature

                                     Sonya Jenkins
                                     -------------------------------
                                     Print name



--------------------------------------------------------------------------------
                                                                         Page 19

Series 2002-1G WST Trust Redraw Facility
Agreement                                                 Allens Arthur Robinson
--------------------------------------------------------------------------------



SIGNED on behalf of               )
WESTPAC SECURITISATION MANAGEMENT )
PTY LIMITED                       )
by its attorney                   )
in the presence of:               )  /s/ G.P.D. Rennie
                                     -------------------------------
                                     Signature

/s/ Stuart Lawrance                  G.P.D. Rennie
-----------------------------------  -------------------------------
Witness                              Print name

Stuart Lawrance
-----------------------------------
Print name



--------------------------------------------------------------------------------
                                                                         Page 20

Series 2002-1G WST Trust Redraw Facility
Agreement                                                 Allens Arthur Robinson
--------------------------------------------------------------------------------



ANNEXURE A


DRAWDOWN NOTICE
--------------------------------------------------------------------------------

To:   Westpac Banking Corporation

REDRAW FACILITY AGREEMENT - DRAWDOWN NOTICE NO. [*]

We refer to the Redraw Facility Agreement dated   2002 (the Facility Agreement).

Under clause 3.1 of the Facility Agreement we give you irrevocable notice as follows:

(1) we wish to draw on [*] (the Drawdown Date); [NOTE: Date is to be a Business Day.]

(2) the principal amount of the Redraw Advance is $[*]; [NOTE: Amount to comply with the limits in clause 3.]

(3)   we request that the proceeds be remitted to account number [*] at [*];

[NOTE: The account(s) to be completed only if funds not required in repayment of any previous Redraw Advance(s).]

(4) we represent and warrant that no Event of Default [under the Facility Agreement, and no Event of Default as defined in the Security Trust Deed], subsists or will result from the drawing; and

(5) all representations and warranties under clause 11 of the Facility Agreement are true as though they had been made at the date of this Drawdown Notice and the Drawdown Date specified above in respect of the facts and circumstances then subsisting.

Definitions in the Facility Agreement apply in this Drawdown Notice.

WESTPAC SECURITIES ADMINISTRATION LIMITED as trustee of the Series 2002-1G WST Trust

By:          [Authorised Signatory]

DATED


--------------------------------------------------------------------------------
                                                                         Page 21

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Series 2002-1G WST Trust Redraw Facility
Agreement                                                 Allens Arthur Robinson
--------------------------------------------------------------------------------



ANNEXURE B


VERIFICATION CERTIFICATE
--------------------------------------------------------------------------------

To:  Westpac Banking Corporation

REDRAW FACILITY AGREEMENT

I [*] am a [director] of Westpac Securities Administration Limited of [*] (the Company).

I refer to the Redraw Facility Agreement (the Facility Agreement) dated
2002 between the Company as Trustee, Westpac Banking Corporation and Westpac Securitisation Management Pty Limited.

Definitions in the Facility Agreement apply in this Certificate.


I CERTIFY as follows.

1.    Attached to this Certificate are complete and up to date copies of:

      (a) unless paragraph 2 below applies, the constitution of the Company (marked A); and

      (b) a power of attorney granted by the Company for the execution of the Facility Agreement to which it is expressed to be a party (marked
            B). That power of attorney has not been revoked or suspended by the Company and remains in full force and effect.

2. If the constitution of the Company is not attached to this certificate, there has been no change to them since the Company last gave a certified copy of them to Westpac Banking Corporation.

3. The following are signatures of the Authorised Signatories of the Company and the persons who have been authorised to sign the Facility Agreement and to give notices and communications under or in connection with the Facility Agreement. If no signatures are set out below, the Authorised Signatories with respect to the Facility Agreement are the same as in relation to the Series 1999-1G WST Trust, a copy of those signatures having previously been provided to Westpac Banking Corporation.

Authorised Signatories

Name                  Position             Signature

*                     *
                                           ----------------------

*                     *
                                           ----------------------

*                     *
                                           ----------------------

--------------------------------------------------------------------------------
                                                                         Page 22

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Series 2002-1G WST Trust Redraw Facility
Agreement                                                 Allens Arthur Robinson
--------------------------------------------------------------------------------


Signatories

Name                  Position             Signature

*                     *
                                           ----------------------

*                     *
                                           ----------------------

*                     *
                                           ----------------------



Signed:
            --------------------------
            Director

            --------------------------
            Print name


DATED



--------------------------------------------------------------------------------
                                                                         Page 23